UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2024, the Federal Home Loan Bank of New York (“FHLBNY”) announced as follows:

1. Mr. Steven M. Klein, Chair, President and Chief Executive Officer (“CEO”), Northfield Bank, Staten Island, NY, and Mr. Stephen S. Romaine, Chair and CEO, Tompkins Community Bank, Ithaca, NY, were both re-elected by the FHLBNY’s eligible New York members to serve as Member Directors on the FHLBNY’s Board of Directors representing FHLBNY members in New York for four-year terms each commencing on January 1, 2025 and ending on December 31, 2028; and

2. Eligible members from throughout the FHLBNY’s membership district (New Jersey, New York, Puerto Rico and the U.S. Virgin Islands) re-elected Mr. Charles E. Kilbourne, III, Managing Director, Financial Services Volunteer Corps, New York, NY, and elected Ms. Ghillaine A. Reid, Partner, Troutman Pepper Hamilton Sanders LLP, New York, NY, to serve as Independent Directors on the Board for terms of four years each commencing on January 1, 2025 and ending on December 31, 2028. Mr. Kilbourne will continue to serve as a Public Interest Independent Director and Ms. Reid will serve as an Independent Director. (For the remainder of this report, Mr. Kilbourne, Mr. Klein, Ms. Reid and Mr. Romaine will collectively be referred to as the “Elected Directors”).

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2025; further, whether the Elected Directors are expected to be formally named to serve on any committee of the Board for 2025 has not yet been determined. (Mr. Kilbourne, Mr. Klein and Mr. Romaine all currently serve on the Board and their terms each expire on December 31, 2024. Mr. Kilbourne presently serves on the Board’s Corporate Governance & External Affairs, Housing (Chair), and Technology Committees; Mr. Klein presently serves on the Board’s Corporate Governance & External Affairs and Strategy & Business Committees; and Mr. Romaine presently serves on the Board’s Corporate Governance & External Affairs, Risk, and Strategy & Business (Chair) Committees.)

Compensation of all Directors in 2025 will be in accordance with a 2025 FHLBNY Director Compensation Policy that reflects no substantive change from the 2024 FHLBNY Director Compensation Policy. The 2025 Policy will be included in the FHLBNY’s next Form 10-K to be filed with the SEC.

The FHLBNY previously disclosed in a Current Report on Form 8-K filed on August 20, 2024, that Mr. Thomas J. Kemly, President, CEO and Director, Columbia Bank, Fair Lawn, New Jersey, had been deemed re-elected by FHLBNY New Jersey members to serve as a Member Director representing New Jersey members on the Board for a term commencing on January 1, 2025 and ending on December 31, 2028. Mr. Kemly was the only candidate nominated for the one open New Jersey Member Director seat; he accepted his nomination, and, in accordance with applicable regulations, was deemed elected.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meetings of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the two open Member Directorships representing New York members, 220 FHLBNY members in New York were eligible to vote. Of this number, 97 members voted, representing 44.09% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open New York Member Directorships was 10,891,394. Mr. Klein received 3,567,363 votes and Mr. Romaine received 2,973,622 votes.

In addition, also on the New York Member Director ballot were candidates Mr. Craig E. Gifford, Senior Executive Vice President and Chief Financial Officer, Flagstar Bank, Hicksville, NY; Mr. Brad C. Calhoun, President and CEO, Teachers Federal Credit Union, Hauppauge, NY; Ms. Kathleen Romagnano, President, CEO and Director, M.Y. Safra Bank, F.S.B, New York, NY; Ms. Janine S. Daughtry, Director, Hudson Valley Credit Union, Poughkeepsie, NY; Mr. Craig Booth, President and CEO, Island Federal Credit Union, Hauppauge, NY; and Ms. Michele Dean, President and Chief Executive Officer, Suffolk Federal Credit Union, Medford, New York; they received 923,575, 839,423, 751,569, 621,852, 316,798, and 296,792 votes, respectively.

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With regard to the election held to fill the two open Independent Director seats, 325 FHLBNY members were eligible to vote. Of this number, 116 members voted, representing 35.69% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 14,150,641. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 2,830,128 votes) and this threshold was passed by both candidates:

•	Ms. Reid received 6,490,002 votes, representing 45.86% of the total number of eligible votes.

•	Mr. Kilbourne received 6,373,703 votes, representing 45.04% of the total number of eligible votes.

Item 8.01 Other Events.

On December 12, 2024, the FHLBNY issued a December 2024 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	December 2024 Director Election Report to FHLBNY stockholders, dated December 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 12, 2024	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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